U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 7, 2020

INNOCOM TECHNOLOGY HOLDINGS, INC.

(Exact Name of registrant as specified in its Charter)

Nevada	0-50164	87-0618756
State of	Commission	I.R.S. Employer
Incorporation	File No.	Identification No.

Unit B2, 13/F, United Centre, 95 Queensway

Hong Kong, Peoples Republic of China N/A

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number,(852) 3102 - 1602_

(Registrant’s former name and address)

Unit 2807, 28/F, 99 Queens Central

Hong Kong, PRC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02	Departure of Certain Officers; Appointment of Certain Officers

On June 29, 2019, Eddie Cheung resigned as Secretary and Treasuer of Innocom Technology Holdings, Inc. The Board of Directors appointed Chan Hon Chung Johnny ("Johnny Chan") to act as the Company's Secretary and Treasurer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOCOM TECHNOLOGY HOLDINGS, INC.

Dated: April 7, 2020

By: William Hui Yan Sui

Title: President